COMMITMENT INCREASE AGREEMENT

This COMMITMENT INCREASE AGREEMENT (this “Agreement”) is made as of February 10, 2015 by and among ENERGY TRANSFER PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent (the “Administrative Agent”), and the Lenders listed on the attached Exhibit A (each a “Supplemental Lender”, and together the “Supplemental Lenders”).

1.The Borrower, the Administrative Agent and certain Lenders, as defined therein, are parties to that certain Second Amended and Restated Credit Agreement dated as of October 27, 2011 (as amended or supplemented to the date hereof, the “Credit Agreement”). All terms used herein and not otherwise defined shall have the same meaning given to them in the Credit Agreement.

2.Pursuant to Section 2.17 of the Credit Agreement, the Borrower has the option, without the consent of the Lenders, from time to time to cause one or more increases in the Aggregate Commitments by adding, subject to the prior approval of the Administrative Agent (such approval not to be unreasonably withheld), to the Credit Agreement one or more financial institutions as Lenders (collectively, the “New Lenders”) or by allowing one or more Lenders to increase their respective Commitments; provided however that (a) prior to and after giving effect to the increase, no Default or Event of Default shall have occurred thereunder and be continuing, (b) no such increase shall cause the Aggregate Commitments to exceed $3,750,000,000, (c) no Lender’s Commitment shall be increased without such Lender’s consent, and (d) such increase shall be evidenced by a commitment increase agreement in form and substance acceptable to the Administrative Agent and executed by the Borrower, the Administrative Agent, New Lenders, if any, and Lenders increasing their Commitments, if any.

3.In consideration of the foregoing, upon the Increase Effective Date defined below, each Supplemental Lender shall have the Commitment listed next to its name on the attached Exhibit A, which, in the case of any existing Lender, shall replace the prior Commitment of such Lender in effect immediately prior to this Agreement, as listed next to its name on the attached Exhibit A, and any Supplemental Lender that is a New Lender hereby assumes all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents to which the Lenders are a party and agrees to perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender. This Agreement shall not affect the Commitments of Lenders who are not Supplemental Lenders.

4.Each Supplemental Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and, if it is a New Lender, to become a Lender under the Credit Agreement to the extent of its Commitment set forth on Exhibit A hereto, and (b) it has received a copy of the Credit Agreement, the most recent financial statement of the Borrower made available pursuant to Section 6.01 of the Credit Agreement and such other documents and information as it has determined appropriate to make its own credit analysis and decision to enter

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into this Agreement, and that it has made such analysis and decision independently and without reliance on the Administrative Agent, LC Issuer or any other Lender.

5.The Borrower represents and warrants to the Lenders that (a) the representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects (except to the extent that any such representation or warranty is qualified by materiality) on and as of the Increase Effective Date, both prior to and after giving effect to this Agreement and to any Credit Extension required by Section 6 hereof, and for such purpose all references in such representations and warranties to “Loan Documents” shall include this Agreement, provided, however, for purposes of this Section 5 (i) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct as of such earlier date, and (ii) the representations and warranties contained in Section 5.06(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.01 of the Credit Agreement and (b) as of the Increase Effective Date, both prior to and after giving effect to this Agreement and to any Credit Extension required by Section 6 hereof, no Default or Event of Default has occurred and is continuing.

6.Upon the Increase Effective Date defined below, (a) Schedule 1 to the Credit Agreement is hereby replaced in its entirety to read as set forth in Schedule 1 attached hereto, and (b) the Borrower shall borrow additional Loans and/or prepay any Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05 of the Credit Agreement) to the extent necessary to keep the outstanding Loans ratable with the revised Applicable Percentages set forth in Schedule 1 attached hereto.
7.If requested by a Supplemental Lender at least two (2) Business Days prior to the Increase Effective Date, the Borrower agrees to execute and deliver to such Supplemental Lender on the Increase Effective Date a new or replacement Note in the form provided for in the Credit Agreement to evidence the new or increased Commitment of such Supplemental Lender.
8.This Agreement shall be effective (the “Increase Effective Date”) when (a) this Agreement shall have been executed by the Borrower, the Administrative Agent and each Supplemental Lender, (b) the Borrower shall have paid to Wells Fargo Securities, LLC, as the Lead Arranger, for the account of each Supplemental Lender, upfront fees equal to 0.175% of the amount of the Commitment of such Supplemental Lender that is a New Lender and the amount of the increase in the Commitment of such Supplemental Lender that is an existing Lender, in each case as set forth on Exhibit A hereto, and (c) the Administrative Agent shall have confirmed that the conditions precedent set forth in Section 2.17(b) of the Credit Agreement shall have been satisfied.
9.The Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Agreement, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as hereby amended. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the

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Notes or any other Loan Document. This Agreement is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
10.THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

11.This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

[Remainder of page intentionally left blank. Signature pages follow.]

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IN WITNESS WHEREOF, the Administrative Agent, the Borrower, and each Supplemental Lender have executed this Agreement as of the date first written above.

ENERGY TRANSFER PARTNERS, L.P.

By:    Energy Transfer Partners GP, L.P.,
    its general partner

    By:    Energy Transfer Partners, L.L.C.,
        its general partner

        By:__/s/ Thomas P. Mason________
            Thomas P. Mason
            Senior Vice President, General Counsel
and Secretary

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent, an LC Issuer, Swingline Lender and a Lender

By:__/s/ Larry Robinson ________
    Larry Robinson
    Managing Director

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

BANK OF AMERICA, N.A.,
as a Supplemental Lender

By:    __/s/ Adam H. Fey ________
    Adam H. Fey
    Director

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

THE ROYAL BANK OF SCOTLAND,
as a Supplemental Lender

By:    __/s/ Brill Smith ________
    Brill Smith
    Authorised Signatory

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
as a Supplemental Lender

By:    __/s/ Stephanie Balett ________
    Stephanie Balett
    Authorized Officer

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

BARCLAYS BANK PLC,
as a Supplemental Lender

By:    __/s/ Marguerite Sutton ________
    Marguerite Sutton
    Vice President

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

COMPASS BANK,
as a Supplemental Lender

By:    __/s/ Blake Kirshman ________
    Blake Kirshman
    Senior Vice President

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Supplemental Lender

By:    __/s/ Nupur Kumar ________
    Nupur Kumar
    Authorized Signatory

By:    __/s/ Samuel Miller ________
    Samuel Miller
Authorized Signatory

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

DNB CAPITAL LLC,
as a Supplemental Lender

By:    __/s/ Robert Dupree ________
    Robert Dupree
    Senior Vice President

By:    __/s/ Joe Hyde _____    ____
    Joe Hyde
Senior Vice President

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

ROYAL BANK OF CANADA,
as a Supplemental Lender

By:    __/s/ Kristan Spivey ________
    Kristan Spivey
    Authorized Signatory

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

SUNTRUST BANK,
as a Supplemental Lender

By:    __/s/ Carmen Malizia ________
    Carmen Malizia
    Director

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION,
as a Supplemental Lender

By:    __/s/ Patrick Jeffrey ________
    Patrick Jeffrey
    Vice President

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

UBS AG, STAMFORD BRANCH,
as a Supplemental Lender

By:    __/s/ Darlene Arias ________
    Darlene Arias
    Director

By:    __/s/ Houssem Daly ________
    Houssem Daly
Associate Director

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

BNP PARIBAS,
as a Supplemental Lender

By:    __/s/ Joseph Onischuk ________
    Joseph Onischuk
    Managing Director

By:    __/s/ Joanna Lau ________
    Joanna Lau
Vice President

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Supplemental Lender

By:    __/s/ Dixon Schultz ________
    Dixon Schultz
    Managing Director

By:    __/s/ Michael Willis ________
    Michael Willis
Managing Director

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Supplemental Lender

By:    __/s/ Brian B. Myers ________
    Brian B. Myers
    Senior Vice President Corporate Banking

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

INTESA SANPAOLO S.P.A. NEW YORK BRANCH,
as a Supplemental Lender

By:    __/s/ Glen Binder ________
    Glen Binder
    Vice President

By:    __/s/ Francesco DiMario ________
    Francesco DiMario
First Vice President & Head of Credit

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

MIZUHO BANK, LTD.,
as a Supplemental Lender

By:    __/s/ Leon Mo ________
    Leon Mo
    Authorized Signatory

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Supplemental Lender

By:    __/s/ Sherwin Brandford ________
    Sherwin Brandford
    Director

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Supplemental Lender

By:    __/s/ Dusan Lazarov ________
    Dusan Lazarov
    Director

By:    __/s/ Kirk L. Tashjian________
    Kirk L. Tashjian
Director

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION,
as a Supplemental Lender

By:    __/s/ M. Colin Warman ________
    M. Colin Warman
    Vice President

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

SUMITOMO MITSUI BANKING CORPORATION,
as a Supplemental Lender

By:    __/s/ James D. Weinstein ________
    James D. Weinstein
    Managing Director

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

CITIBANK, N.A.,
as a Supplemental Lender

By:    __/s/ Peter Kardos ________
    Peter Kardos
    Vice President

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

MORGAN STANLEY BANK, N.A.,
as a Supplemental Lender

By:    __/s/ Michael King ________
    Michael King
    Authorized Signatory

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

ING CAPITAL LLC,
as a Supplemental Lender

By:    __/s/ Cheryl LaBelle ________
    Cheryl LaBelle
    Managing Director

By:    __/s/ Subha Pasumarti ________
    Subha Pasumarti
Managing Director

[SIGNATURE PAGE TO COMMITMENT INCREASE AGREEMENT]

EXHIBIT A

Supplemental Lender	Prior Commitment	Amount of Commitment Increase	New Commitment
Wells Fargo Bank, National Association	$175,000,000	$10,000,000	$185,000,000
Bank of America, N.A.	$175,000,000	$10,000,000	$185,000,000
The Royal Bank of Scotland PLC	$175,000,000	$10,000,000	$185,000,000
JPMorgan Chase Bank, N.A.	$167,500,000	$7,500,000	$175,000,000
Barclays Bank PLC	$167,500,000	$7,500,000	$175,000,000
Compass Bank	$167,500,000	$7,500,000	$175,000,000
Credit Suisse AG, Cayman Islands Branch	$167,500,000	$7,500,000	$175,000,000
DNB Capital LLC	$167,500,000	$7,500,000	$175,000,000
Royal Bank of Canada	$167,500,000	$7,500,000	$175,000,000
SunTrust Bank	$167,500,000	$7,500,000	$175,000,000
U.S. Bank National Association	$167,500,000	$7,500,000	$175,000,000
UBS AG, Stamford Branch	$167,500,000	$7,500,000	$175,000,000
BNP Paribas	$0	$159,000,000	$159,000,000
Credit Agricole Corporate and Investment Bank	$0	$159,000,000	$159,000,000
HSBC Bank USA, National Association	$0	$159,000,000	$159,000,000
Intesa SanPaolo S.P.A. New York Branch	$0	$159,000,000	$159,000,000
Mizuho Bank, Ltd.	$0	$159,000,000	$159,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$110,000,000	$7,500,000	$117,500,000
Deutsche Bank AG New York Branch	$0	$110,000,000	$110,000,000
PNC Bank, National Association	$50,000,000	$50,000,000	$100,000,000
Sumitomo Mitsui Banking Corporation	$0	$100,000,000	$100,000,000
Citibank, N.A.	$83,750,000	$7,500,000	$91,250,000
Morgan Stanley Bank, N.A.	$83,750,000	$7,500,000	$91,250,000
ING Capital LLC	$0	$75,000,000	$75,000,000
TOTAL:		$1,250,000,000

Exhibit A

SCHEDULE 1
COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Wells Fargo Bank, National Association	$185,000,000	4.933333333%
Bank of America, N.A.	$185,000,000	4.933333333%
The Royal Bank of Scotland PLC	$185,000,000	4.933333333%
JPMorgan Chase Bank, N.A.	$175,000,000	4.666666667%
Barclays Bank PLC	$175,000,000	4.666666667%
Compass Bank	$175,000,000	4.666666667%
Credit Suisse AG, Cayman Islands Branch	$175,000,000	4.666666667%
DNB Capital LLC	$175,000,000	4.666666667%
Royal Bank of Canada	$175,000,000	4.666666667%
SunTrust Bank	$175,000,000	4.666666667%
U.S. Bank National Association	$175,000,000	4.666666667%
UBS AG, Stamford Branch	$175,000,000	4.666666667%
BNP Paribas	$159,000,000	4.240000000%
Credit Agricole Corporate and Investment Bank	$159,000,000	4.240000000%
HSBC Bank USA, National Association	$159,000,000	4.240000000%
Intesa SanPaolo S.P.A. New York Branch	$159,000,000	4.240000000%
Mizuho Bank, Ltd.	$159,000,000	4.240000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$117,500,000	3.133333333%
Deutsche Bank AG New York Branch	$110,000,000	2.933333333%
Goldman Sachs Bank USA	$110,000,000	2.933333333%
PNC Bank, National Association	$100,000,000	2.666666667%
Sumitomo Mitsui Banking Corporation	$100,000,000	2.666666667%
Citibank, N.A.	$91,250,000	2.433333333%
Morgan Stanley Bank, N.A.	$91,250,000	2.433333333%
ING Capital LLC	$75,000,000	2.000000000%
Community Trust Bank	$30,000,000	0.800000000%
TOTAL:	$3,750,000,000	100.000000000%

Schedule 1